16 February 2021 / 16 février 2021

CONSTELLIUM ISSOIRE

and / et

CONSTELLIUM NEUF BRISACH

as Borrowers / les Emprunteurs

CONSTELLIUM INTERNATIONAL

as Parent Company / la Société-Mère

FACTOFRANCE

as Arranger and Agent / l'Arrangeur et Agent

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 / LES INSTITUTIONS FINANCIERES LISTEES EN ANNEXE 1

as Lenders / les Prêteurs

FOURTH AMENDMENT TO THE INVENTORY FINANCING FACILITY AGREEMENT / QUATRIEME AVENANT AU CONTRAT DE CREDIT

DENTONS

Dentons Europe

Association d'Avocats à Responsabilité Professionnelle Individuelle

5 boulevard Malesherbes, 75008 Paris, France

AY CD

CONTENTS

Clause		Page
1.	Definitions and interpretation	4
2.	Conditions Precedent	5
3.	Amendment of the Existing Inventory Financing Facility Agreement	5
4.	Continuing Obligations	7
5.	Guarantee and Securities Confirmation	7
6.	No Novation	8
7.	Representations	8
8.	Finance Documents	8
9.	Effective Global Rate (*Taux Effectif Global*)	9
10.	Formalities	9
11.	Language	9
12.	Applicable Law - Jurisdiction	10
SCHEDULE 1.	The Lenders	11
SCHEDULE 2.	Conditions Precedent	12

THIS AMENDMENT AGREEMENT is made between:

1. **CONSTELLIUM ISSOIRE**, a *société par actions simplifiée* governed by French law whose registered office is at rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, registered with the trade and companies registry of Clermont-Ferrand under number 672 014 081 ; and

2. **CONSTELLIUM NEUF BRISACH**, a *société par actions simplifiée* governed by French law whose registered office is at ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, registered with the trade and companies registry of Colmar under number 807 641 360,

   as borrowers (each a "**Borrower**" and together the " **Borrowers**");

3. **CONSTELLIUM INTERNATIONAL**, a *société par actions simplifiée* whose registered office is located at 40-44 rue Washington, 75008 Paris, France and registered with the trade and companies registry of Paris under number 832 509 418, as parent company (the "**Parent Company**");

4. **THE FINANCIAL INSTITUTIONS** listed in SCHEDULE 1 (*The Lenders*) as lenders (the "**Lenders**"); and

5. **FACTOFRANCE**, a company incorporated under the laws of France as a *société anonyme* and licensed as a credit institution *(établissement de crédit)*, whose registered office is located at Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre under number 063 802 466, as arranger (in such capacity, the "**Arranger**") and as agent (in such capacity, the "**Agent**").

WHEREAS:

CET AVENANT est conclu entre :

1. **CONSTELLIUM ISSOIRE**, une société par actions simplifiée de droit français, dont le siège social est situé rue Yves Lamourdedieu ZI les Listes, 63500 Issoire, France, immatriculée au registre du commerce et des sociétés de Clermont-Ferrand sous le numéro 672 014 081 ; et

2. **CONSTELLIUM NEUF BRISACH**, une société par actions simplifiée de droit français dont le siège social est situé ZIP Rhénane Nord, RD 52, 68600 Biesheim, France, immatriculée au registre du commerce et des sociétés de Colmar sous le numéro 807 641 360,

   En tant qu'emprunteurs (chacun un "**Emprunteur**" et ensemble les "**Emprunteurs**") ;

3. **CONSTELLIUM INTERNATIONAL**, une société par actions simplifiée dont le siège social est situé 40-44 rue Washington, 75008 Paris, France et immatriculée au registre du commerce et des sociétés de Paris sous le numéro 832 509 418, en tant que société mère (la "**Société Mère**") ;

4. Les **INSTITUTIONS FINANCIERES** énumérées à l'ANNEXE 1 (Les Prêteurs) en tant que prêteurs (les "**Prêteurs**") ; et

5. **FACTOFRANCE**, une société de droit français constituée sous la forme d'une société anonyme et agréée en tant qu'établissement de crédit dont le siège social est situé Tour D2, 17 bis place des Reflets, 92988 Paris-La Défense Cedex, France, immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 063 802 466, en tant qu'arrangeur (en cette qualité l'"**Arrangeur**") et agent (en cette qualité, l'"**Agent**").

ÉTANT PRÉALABLEMENT EXPOSÉ QUE :

(A) On 21 April 2017, the Borrowers and Constellium Holdco II B.V. (now merged with and into Constellium International) have entered into an inventory financing facility agreement pursuant to which the Lenders made available to the Borrowers a credit facility secured by, inter alia, inventory pledge agreements (as amended on 13 June 2017, 29 March 2018, on 31 July 2018 and on 15 March 2019, the "**Existing Inventory Financing Facility Agreement**").

(B) The Parties have decided to enter into this amendment agreement (the "**Amendment Agreement**") in order to extend the maturity of the Existing Inventory Financing Facility Agreement.

IT HAS BEEN AGREED AS FOLLOWS:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

1.1.1 In this Amendment Agreement:

"**Amendment Effective Date**" means the date on which the Agent has received all of the documents and other evidence listed in SCHEDULE 2 (*Conditions Precedent*) in a form and substance satisfactory to the Agent.

"**Amendment Signing Date**" means the date hereof.

"**Amended Inventory Financing Facility Agreement**" means the Existing Inventory Financing Facility Agreement as amended in accordance with this Amendment Agreement.

1.1.2 Save as otherwise provided herein, terms used in the above recitals and in this Amendment Agreement shall have the respective meanings given to them in the Existing Inventory Financing Facility Agreement.

(A) Le 21 avril 2017, les Emprunteurs et Constellium Holdco II B.V. (maintenant fusionnée avec et dans Constellium International) ont signé un contrat de crédit en vertu duquel les Prêteurs ont mis à la disposition des Emprunteurs une facilité de crédit garantie, entre autres, par des contrats de gage (tel que modifié le 13 juin 2017, le 29 mars 2018, le 31 juillet 2018 et le 15 mars 2019, le "**Contrat de Crédit Existant**").

(B) Les Parties ont décidé de conclure cet avenant (« **l'Avenant** ») afin de proroger l'échéance du Contrat de Crédit Existant.

IL A ETE CONVENU CE QUI SUIT :

1. DEFINITIONS ET INTERPRETATIONS

1.1 Définitions

1.1.1 Dans le présent Avenant :

"**Date d'Entrée en Vigueur de l'Avenant**" désigne la date à laquelle l'Agent a reçu tous les documents et éléments énumérés à l'ANNEXE 2 (*Conditions* Suspensives*)* dans une forme et une substance satisfaisantes pour l'Agent.

"**Date de Signature de l'Avenant**" désigne la date des présentes.

"**Contrat de Crédit Modifié**" désigne le Contrat de Crédit Existant tel qu'il a été modifié conformément au présent Avenant.

1.1.2 Sauf disposition contraire des présentes, les termes utilisés dans les considérants ci-dessus et dans le présent Avenant ont le sens qui leur est attribué dans le Contrat de Crédit Existant.

1.2 General Interpretation

The rules of construction set forth in Article 1.2 (*Interpretation*) of the Existing Inventory Financing Facility Agreement shall be applicable to this Amendment Agreement.

1.2 Interprétation Générale

Les règles d'interprétation énoncées à l'article 1.2 (*Interpretation*) du Contrat de Crédit Existant s'appliqueront au présent Avenant.

2. CONDITIONS PRECEDENT

The provisions of Clause 3 (*Amendment of the Existing Inventory Financing Facility Agreement*) shall be effective only if the Agent has received all of the documents and other evidence listed in SCHEDULE 2 (*Conditions Precedent*) in form and substance satisfactory to the Agent.

2. CONDITIONS SUSPENSIVES

Les stipulations de la Clause 3 (*Avenant au Contrat de Crédit Existant*) n'entreront en vigueur que si l'Agent a reçu tous les documents et autres éléments énumérés à l'annexe 2 (*Conditions Suspensives*) dans une forme et une substance satisfaisantes pour l'Agent.

3. AMENDMENT OF THE EXISTING INVENTORY FINANCING FACILITY AGREEMENT

With effect from the Amendment Effective Date:

3.1 the definition of "Termination Date" of the Existing Inventory Financing Facility Agreement is replaced with the following provisions:

""Termination Date" means 30 April 2023."

3.2 clause 19.5.2(a) of the Existing Inventory Financing Facility Agreement is replaced with the following provisions:

"(a) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against the Parent Company or a Borrower, in each case, which might reasonably be expected to have a Material Adverse Effect."

3.3 a new clause 10.4 shall be added after clause 10.3 of the Existing Inventory Financing Facility Agreement, as follows:

3. AVENANT AU CONTRAT DE CREDIT EXISTANT

A compter de la Date d'Entrée en Vigueur de l'Avenant :

3.1 la définition de "Date de Maturité Finale" du Contrat de Crédit Existant est remplacée par les dispositions suivantes :

""Date de Maturité Finale" désigne le 30 avril 2023."

3.2 la clause 19.5.2(a) du Contrat de Crédit Existant est remplacée par les dispositions suivantes :

"(a) dès qu'il en aura connaissance, les détails de tout litige, arbitrage ou procédure administrative en cours, menacé ou en instance contre la Société-Mère ou un Emprunteur, dans chaque cas, dont on peut raisonnablement s'attendre à ce qu'il ait un Effet Défavorable Important."

3.4 une nouvelle clause 10.4 est ajoutée à la suite de la clause 10.3 du Contrat de Crédit Existant :

"10.4 Discontinuation of the Screen Rate

Should the composition and/or definition of the euro interbank offered rate be modified by its administrator (or other relevant official body) or should the euro interbank offered rate be modified or demised by its administrator (or other relevant official body), the following will apply:

(a) in case of substitution of the euro interbank offered rate by its administrator (or other relevant official body) with an equivalent published term rate which is formally designated as the euro interbank offered rate's replacement, the Agent shall notify (without undue delay) the other Parties of such substitution and, unless any of the Parties notifies the Agent that it disagrees with that substitution within five (5) Business Days of receiving notice from the Agent, such substitute published term rate shall automatically apply as the Screen Rate for the purposes of this Agreement; and

(b) in the absence of the Agent identifying a substitute published term rate in accordance with paragraph (a) above or if the Agent receives notice from any Party that it disagrees with the proposed substitution in accordance with paragraph (a) above, the Parties shall enter into negotiations for a period of up to thirty (30) days with a view to agreeing a substitute basis for determining a new Screen Rate (which shall require consent of all Parties)."

"10.4 Interruption du Taux Ecran (*Screen Rate*)

Si la composition et/ou la définition du taux interbancaire offert en euro est modifiée par son administrateur (ou tout autre organisme officiel compétent) ou si ce taux interbancaire offert en euro est modifié ou supprimé par son administrateur (ou tout autre organisme officiel compétent), les dispositions suivantes s'appliquent :

(a) en cas de substitution du taux interbancaire offert en euro par son administrateur (ou tout autre organisme officiel compétent) par un taux d'intérêt publié équivalent qui est officiellement désigné comme le remplacement du taux interbancaire offert en euro, l'Agent (*Agent*) notifiera (dans les meilleurs délais) les Parties (*Parties*) de cette substitution et, à moins que l'une des Parties (*Parties*) ne notifie à l'Agent (*Agent*) son désaccord avec cette substitution dans les cinq (5) Jours Ouvrés (*Business Days*) suivant la réception de la notification de l'Agent (*Agent*), ce taux d'intérêt publié de substitution s'appliquera automatiquement comme Taux Ecran (*Screen Rate*) aux fins du présent Contrat (*Agreement*) ; et

b) en l'absence d'identification par l'Agent (*Agent*) d'un taux d'intérêt publié de substitution conformément au paragraphe (a) ci-dessus ou si l'Agent (*Agent*) reçoit une notification d'une Partie (*Party*) indiquant qu'elle n'est pas d'accord avec la substitution proposée conformément au paragraphe (a) ci-dessus, les Parties (*Parties*) s'engagent à négocier pendant une période maximale de trente (30) jours en vue de convenir d'une base de substitution pour la détermination d'un nouveau Taux Ecran (*Screen Rate*) (ce qui

nécessite le consentement de toutes les Parties (*Parties*))."

4. CONTINUING OBLIGATIONS

4.1 The provisions of the Existing Inventory Financing Facility Agreement and the other Finance Documents shall, save as amended by this Amendment Agreement, continue in full force and effect.

4.2 Nothing in this Agreement shall constitute a waiver by the Finance Parties of any breach by any Obligor of its obligations under the Finance Documents.

5. GUARANTEE AND SECURITIES CONFIRMATION

5.1 The Parent Company hereby confirms that the Guarantee created under clause 17 of the Inventory Financing Facility Agreement will:

5.1.1 continue in full force and effect; and

5.1.2 extend to the payment obligations of the Borrowers under the Finance Documents as amended and extended under this Amendment Agreement.

5.2 Each Borrower hereby confirms that any security interest created under any Security Document to which it is a party will:

5.2.1 continue in full force and effect; and

5.2.2 extend to its obligations and liabilities under the Finance Documents as amended and extended under this Amendment Agreement.

6. NO NOVATION

The execution of this Amendment Agreement shall not be construed as a novation of the respective obligations of the Parties under the Existing Inventory Financing Facility

4. OBLIGATIONS CONTINUES

4.1 Les stipulations du Contrat Crédit Existant et des autres Documents de Financement (*Finance Documents*) demeurent pleinement en vigueur, à moins qu'elles ne soient modifiées par le présent Avenant.

4.2 Aucune disposition du présent Avenant ne constitue une renonciation par les parties à un manquement par un Débiteur (*Obligor*) à ses obligations aux termes des Documents de Financement.

5. GARANTIE ET CONFIRMATION DES SURETES

5.1 La Société Mère confirme par la présente que la Garantie (*Guarantee*) créée en vertu de la clause 17 du Contrat de Crédit Existant :

5.1.1 continuera d'être pleinement en vigueur ; et

5.1.2 s'appliquera aux obligations de paiement des Emprunteurs en vertu des Documents de Financement tels que modifiés et prorogés en vertu du présent Avenant.

5.2 Chaque Emprunteur confirme par les présentes que toute sureté constituée en vertu d'un Document de Sûreté (*Security Document*) auquel il est partie :

5.2.1 continuera d'être pleinement en vigueur ; et

5.2.2 s'appliquera à ses obligations et responsabilités aux termes des Documents de Financement tels que modifiés et prorogés aux termes de l'Avenant.

6. ABSENCE DE NOVATION

La signature du présent Avenant ne saurait être interprétée comme une novation des obligations respectives des Parties au titre du Contrat de Crédit Existant au sens des

Agreement within the meaning of articles 1329 *et seq.* of the French Code civil.

articles 1329 et suivants du Code civil français.

7. REPRESENTATIONS

On the Amendment Signing Date and on the Amendment Effective Date, each Obligor makes to each Finance Party, the representations and warranties set out in Clause 18 (*Representations*) of the Existing Inventory Financing Facility Agreement.

7. DECLARATIONS

A la Date de Signature de l'Avenant et à la Date d'Entrée en Vigueur de l'Avenant, chaque Débiteur fait à chaque Partie Financière les déclarations et les garanties énoncées à la Clause 18 (*Representations*) du Contrat de Crédit Existant.

8. FINANCE DOCUMENTS

The Parent Company and the Agent designate this Amendment Agreement as a Finance Document.

In any of the Finance Documents, any reference to the Existing Inventory Financing Facility Agreement shall, unless the context otherwise requires, be read and construed as a reference to the Amended Inventory Financing Facility Agreement.

8. DOCUMENTS DE FINANCEMENT

La Société Mère et l'Agent désignent le présent Avenant comme Document de Financement.

Dans tout Document de Financement, toute référence au Contrat de Crédit Existant doit, sauf indication contraire du contexte, être lue et interprétée comme une référence au Contrat de Crédit Modifié.

9. EFFECTIVE GLOBAL RATE (*TAUX EFFECTIF GLOBAL*)

For the purposes of Articles L.314-1 to L.314-5 and R.314-1 *et seq.* of the French *Code de la consommation* and Article L.313-4 of the French *Code Monétaire et Financier*, the Parties acknowledge that (i) the effective global rate (*taux effectif global*) calculated on the date of this Amendment Agreement, based on assumptions as to the period rate (*taux de période*) and the period term (*durée de période*) and on the assumption that the interest rate and all other fees, costs or expenses payable under this Amendment Agreement will be maintained at their original level throughout the term of this Amendment Agreement, is set out in a letter from the Agent to each Borrower and (ii) that letter forms part of this Amendment Agreement. Each Borrower acknowledges receipt of that letter.

9. TAUX EFFECTIF GLOBAL

Pour l'application des articles L.314-1 à L.314-5 et R.314-1 et suivants du Code de la consommation et de l'article L.313-4 du Code Monétaire et Financier, les Parties reconnaissent que (i) le taux effectif global calculé à la date du présent Avenant, sur la base d'hypothèses de taux de période et de durée de période et sur la base de l'hypothèse que le taux d'intérêt et tous autres frais, coûts ou dépenses payables en vertu du présent Avenant seront maintenus à leur niveau initial pendant toute la durée du présent Avenant, est indiqué dans une lettre de l'Agent à chaque Emprunteur et (ii) cette lettre fait partie du présent Avenant. Chaque Emprunteur accuse réception de cette lettre.

10. FORMALITIES

10.1 In respect of each Inventory Pledge Agreement Without Dispossession (*gage sans dépossession*), the Agent shall, at the

10. FORMALITES

10.1 Pour chaque Contrat de Gage de Stocks sans Dépossession (*Inventory Pledge Agreement Without Dispossession*), l'Agent, aux frais de

cost of the relevant Borrower, register the extension of the Termination Date in the special register referred to in article 2338 of the French *Code Civil* at the registry of the relevant *Tribunal de Commerce* or *Tribunal d'Instance*.

10.2 All powers are conferred to any bearer of an original copy of the Amendment Agreement in order to carry out the registration formalities described in Clause 10.1 above.

11. LANGUAGE

This Amendment Agreement shall be executed in both English and French language. In the event of any discrepancy, the English language version of this Amendment Agreement shall be the governing version.

12. APPLICABLE LAW — JURISDICTION

12.1 The provisions of this Amendment Agreement shall be construed in accordance with and shall be governed by French law.

12.2 Each of the Parties to this Amendment Agreement agrees that any and all disputes arising out of or in connection with this Amendment Agreement and in particular with its validity, interpretation, performance or non-performance, shall be exclusively referred to the competent courts in the jurisdiction of the Paris Court of Appeal.

l'Emprunteur concerné, inscrira l'extension de la Date de Maturité Finale dans le registre spécial visé à l'article 2338 du Code civil français au greffe du Tribunal de Commerce ou du Tribunal d'Instance compétent.

10.2 Tous pouvoirs sont conférés à tout porteur d'un exemplaire original de l'Avenant afin d'accomplir les formalités d'enregistrement décrites à l'article 10.1 ci-dessus.

11. LANGUE

L'Avenant sera signé en langue française et en langue anglaise.

En cas de divergence, la version anglaise de l'Avenant fera foi.

12. LOI APPLICABLE - JURIDICTION COMPETENTE

12.1 Les stipulations du présent Avenant seront soumises et seront interprétées conformément au droit français.

12.2 Chacune des Parties au présent Avenant convient que tout différend relatif au présent Avenant et notamment à sa validité, son interprétation, son exécution ou son inexécution, sera de la compétence exclusive des tribunaux compétents de la juridiction de la Cour d'appel de Paris.

SCHEDULE 1.

THE LENDERS / LES PRÊTEURS

Name of Lender	Commitment
Factofrance	35,000,000 euros
Credit Suisse (Deutschland) Aktiengesellschaft	20,000,000 euros
BNP Paribas	20,000,000 euros
Deutsche Bank AG, London branch	25,000,000 euros

SCHEDULE 2.

CONDITIONS PRECEDENT / CONDITIONS SUSPENSIVES

1. The following documents must be delivered by each Obligor on the Amendment Signing Date :

(a) A certified copy of the up-to-date constitutional documents (*statuts*) of each Obligor ;

(b) An original copy or a certified copy of the certificate of incorporation of each Obligor (Extrait K-bis) dated no later than one month prior to the Amendment Signing Date ;

(c) To the extent required by any applicable law or by its constitutional documents, original copies or certified copies of the resolutions of the competent corporate bodies, approving the terms of, the transactions contemplated by, and the execution and performance of the Amendment Agreement and the related Amended Inventory Financing Facility Agreement ;

(d) An original copy or a certified copy of the power(s) of attorney of the person(s) signing the Amendment Agreement ;

(e) A specimen of the signature of each person referred to in Paragraph (d) above and of each person authorised by the resolution referred to in Paragraph (c) above ;

(f) A certificate of an authorised signatory of each Obligor confirming that borrowing or guaranteeing, as appropriate, the Total Commitments, would not cause any borrowing, guaranteeing or similar limit binding on the relevant Obligor to be exceeded ;

(g) A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this SCHEDULE 2 (*Conditions Precedent*) is correct, complete and in full force and effect as at a date no earlier than the Amendment Signing Date.

1. Les documents suivants doivent être remis par chaque Débiteur (*Obligor*) à la Date de Signature de l'Avenant :

(a) Une copie certifiée conforme des statuts à jour de chaque Débiteur ;

(b) L'original ou une copie certifiée conforme de l'Extrait K-bis de chaque Débiteur daté au maximum un mois avant la Date de Signature de l'Avenant ;

(c) Dans la mesure requise par toute loi applicable ou par ses documents constitutifs, des originaux ou des copies certifiées conformes des résolutions des organes compétents de la société approuvant la signature et l'exécution de l'Avenant et du Contrat de Crédit Modifié, les termes de ceux-ci et les opérations envisagées par ceux-ci;

(d) L'original ou une copie certifiée conforme du ou des pouvoirs de la ou des personnes signant l'Avenant;

(e) Un spécimen de signature de chaque personne visée au Paragraphe (d) ci-dessus et de chaque personne autorisée par la résolution visée au Paragraphe (c) ci-dessus ;

(f) Un certificat d'un signataire autorisé de chaque Débiteur confirmant que le fait d'emprunter ou de garantir, selon le cas, les Engagements Totaux, n'entraînerait pas un dépassement de tout emprunt, garantie ou limite similaire liant le Débiteur concerné ;

(g) Un certificat d'un signataire autorisé du Débiteur concerné attestant que chaque copie de document le concernant spécifiée dans la présente ANNEXE 2 (Conditions Suspensives) est correcte, complète et pleinement en vigueur à une date qui ne peut

être antérieure à la Date de Signature de l'Avenant.

2. The following legal opinion must be provided on the Amendment Signing Date :

Legal opinion by Clifford Chance Europe LLP in respect of the legal existence, the absence of insolvency proceedings, capacity and authority of the Obligors in connection with the execution and performance of the Amendment Agreement to be executed on the Amendment Signing Date.

3. Other documents and evidence

(a) Execution of this Amendment Agreement.

(b) In respect of each Inventory Pledge Agreement Without Dispossession, receipt of the confirmation from the relevant pledge registry that the Termination Date has been extended in respect of the registration of such pledge.

(c) All costs and expenses (including the Agent's legal costs, to the extent invoiced in due time) then due and payable by each Obligor under the Amendment Agreement have been paid.

2. L'avis juridique suivant doit être fourni à la Date de Signature de l'Avenant :

Avis juridique de Clifford Chance Europe LLP concernant l'existence, l'absence de procédures collectives, la capacité et l'autorité des Débiteurs relativement à la signature et à l'exécution de l'Avenant devant être signé à la Date de Signature de l'Avenant.

3. Autres documents et éléments

(a) Signature du présent Avenant.

(b) Pour chaque Contrat de Gage Sans Dépossession, réception de la confirmation du registre des gages compétent que la Date de Maturité Finale a été prorogée pour l'inscription de ce gage.

(c) Tous les frais et dépenses (y compris les frais juridiques de l'Agent, dans la mesure où ils sont facturés en temps opportun) alors exigibles et payables par chaque Débiteur en vertu de l'Avenant ont été payés.

SIGNATORIES / SIGNATAIRES

Made in Paris, in eleven (11) originals, on the date mentioned on the first page hereof

Fait à Paris, en onze (11) originaux, à la date mentionnée en tête des présentes

The Borrowers / Les Emprunteurs
CONSTELLIUM ISSOIRE

By / Par: ______________________

Name / Nom: Arina Yemelyanova (Authorised signatory)

CONSTELLIUM NEUF BRISACH

By / Par: ______________________

Name / Nom: Arina Yemelyanova (Authorised signatory)

The Parent Company / la Société-Mère
CONSTELLIUM INTERNATIONAL

By / Par: ______________________

Name / Nom: Arina Yemelyanova (Authorised signatory)

The Agent / L'Agent
FACTOFRANCE

By / Par:
Name / Nom: Philippe MUTIN GENERAL MANAGER

The Arranger / L'Arrangeur
FACTOFRANCE

By / Par:
Name / Nom: Philippe MUTIN GENERAL MANAGER

The Lenders / Les Prêteurs
FACTOFRANCE

By / Par:
Name / Nom: Philippe Mutin GENERAL MANAGER

CREDIT SUISSE (DEUTSCHLAND) AKTIENGESELLSCHAFT

By / Par:
Name / Nom: Jonas Jepp

By / Par:
Name / Nom: Christian Debus, Director

BNP PARIBAS

By / Par: CHRISTIAN LEROY
Name / Nom: HEAD OF FINANCING

By / Par: ______________________
Name / Nom:

DEUTSCHE BANK AG, LONDON BRANCH

By / Par: Mark Dixson

Name / Nom: Mark Dixson

By / Par: RDukes

Name / Nom: Ray Dukes

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